UNITED STATES
SECURITIES EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
July 28, 2005
ENERGYSOUTH, INC .
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	333-42057 (Commission File Number)	58-2358943 (IRS Employer Identification No.)

2828 Dauphin Street Mobile, Alabama (Address of principal executive offices)	36606 (Zip Code)
Registrant’s telephone number, including area code:
(251) 450-4774
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
___ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
     On July 28, 2005, the Registrant’s Mobile Gas Service Corporation (“Mobile Gas”) subsidiary entered into an agreement (the “Termination Agreement”) with Tuscaloosa Steel Corporation (“Tuscaloosa Steel”) and its parent, Corus UK Limited (“Corus”), to terminate effective as of July 31, 2005 the Mobile Gas Service Corporation Transportation Agreement, as amended (the “Transportation Agreement”), entered into between Mobile Gas and Tuscaloosa Steel as of May 15, 1995. The Termination Agreement reflects Tuscaloosa Steel’s election to terminate the Transportation Agreement and pay Mobile Gas a termination payment in accordance with the Transportation Agreement. Under the Termination Agreement, the parties further agreed that the termination payment would be made in installments beginning in October 2005 and ending in October 2006, and that upon such payments Tuscaloosa Steel and Corus would be released from any further obligations to Mobile Gas under the Transportation Agreement.
*************
Forward-Looking Statements
This Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein or incorporated herein by reference are “forward-looking statements.” Included among “forward-looking statements” are, among other things:
•	statements regarding any anticipated payments;

•	any other statements that relate to non-historical or future information.
These forward-looking statements may be identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,” “strategy” and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this Form 8-K.
The actual results of the Company could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2004, which is incorporated by reference into this Form 8-K. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements are made as of the date of this Form 8-K. The Company assumes no obligation to update or revise these forward-looking statements or provide reasons why actual results may differ.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

ENERGYSOUTH, INC.
Date: August 5, 2005	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Secretary

3